SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) DECEMBER 31, 1996

                      MAGICWORKS ENTERTAINMENT INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                  2-96614-D                          87-0425513
          -------------------------       ---------------------------------
          (Commission File Number)        (IRS Employer Identification No.)

                        930 WASHINGTON AVENUE, 5TH FLOOR
                               MIAMI BEACH, FLORIDA                  33139
       ----------------------------------------------------------------------
                    (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code (305) 532-1566

       -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 31, 1996, Magicworks Entertainment Incorporated, a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of Space Agency Inc., a Utah corporation ("Space Agency"), pursuant to the merger (the "Merger") of Space Agency with and into Magicspace Corporation ("Magicspace"), a newly-formed, wholly-owned subsidiary of the Registrant. The Merger was consummated pursuant to that certain Agreement and Plan of Merger dated December 31, 1996 (the "Merger Agreement") among the Registrant, Magicspace, Space Agency and all of the stockholders of Space Agency (the "Space Agency Stockholders"). A copy of the Merger Agreement is being filed as Exhibit
2.1 hereto. Magicspace was the surviving corporation in the Merger. Pursuant to the Merger, each share of Space Agency common stock, par value $.50 per share, was converted into the right to receive 118.81108 shares of common stock, $.001 par value ("Common Stock"), of the Registrant rounded to the nearest whole number, resulting in the issuance of 1,320,001 shares of Common Stock to the Space Agency Stockholders. As a result of the Merger, Space Agency became a wholly-owned subsidiary of the Registrant. The number of shares issued by the Registrant to the Space Agency Stockholders in the Merger was determined by negotiation among the Registrant, Space Agency and the Space Agency Stockholders.

       ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

         (a)    Financial statements

                The audited financial statements of the Space Agency, Inc. at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, together with auditors' report thereon, are attached hereto as Attachments7(a), and are incorporated herein by this reference.

         (b)    Pro forma financial information

                The unaudited pro forma combined financial statements of Magicworks Entertainment Incorporated as of and for the year ended December 31, 1995 and as of and for the nine months ended September 30, 1996 are attached hereto as Attachment 7(b) and are incorporated herein by this reference.

         (c)    Exhibits.

         2.1 Agreement and Plan of Merger, dated December 31, 1996, by and among the Registrant, Magicspace, Space Agency and the Space Agency Stockholders*

         2.2 Plan and Articles of Merger of Space Agency with and into Magicspace, as filed with the Secretary of State of the State of Florida*

         * Previously filed as an identically numbered exhibit to the Registrant's Current Report on Form 8-K dated December 31, 1996 as filed with the Commission on January 15, 1997.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MAGICWORKS ENTERTAINMENT
                                       INCORPORATED

Dated: March __, 1997                  By:/s/ BRAD KRASSNER
                                          --------------------------------------
                                          Brad Krassner, Co-Chairman of the
                                          Board of Directors and Chief Executive
                                          Officer

                                 ATTACHMENT 7(A)

                             THE SPACE AGENCY, INC.

                              FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
            (WITH REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)

                             THE SPACE AGENCY, INC.
                              FINANCIAL STATEMENTS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                    CONTENTS

INDEPENDENT AUDITORS' REPORT...................................1

FINANCIAL STATEMENTS

         Balance Sheets........................................2

         Statements of Income..................................3

         Statements of Changes in Stockholders' Equity.........4

         Statements of Cash Flows..............................5

         Notes to Financial Statements.........................7

   NIEVAARD, KOFOED & TERAN, P.C.
   Certified Public Accountants
   Hans Nievaard, CPA
   Alfred J. Kofoed, CPA
   Bruce M. Teran, CPA

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
The Space Agency, Inc.

We have audited the accompanying balance sheets of The Space Agency, Inc., a Utah S-Corporation, as of December 31, 1995 and 1994 and the related statements of income, changes in stockholders' equity and cash flows, for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Space Agency, Inc. at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

Nievaard, Kofoed & Teran, P.C.
November 15, 1996
Salt Lake City, Utah

                      4141 South Highland Drive, Suite 210
                           Salt Lake City, Utah 84124
                               Phone: 801 272 4101

THE SPACE AGENCY, INC.
BALANCE SHEETS
December 31, 1995 and 1994

                                                          1995           1994
                                                       ----------     ---------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents (NOTE B)                   $4,082,986     2,329,636
  Marketable securities (NOTE D)                          147,998        69,902
  Accounts receivable                                      40,743        47,797
  Note receivable from related party (NOTES C & I)         13,530         2,605
  Prepaid show expenses (NOTE B)                          237,658        23,499
                                                       ----------     ---------
      TOTAL CURRENT ASSETS                              4,522,915     2,473,439

Long-term portion of note receivable from
  related party (NOTES C & I)                                  --        12,193
Property and equipment, net (NOTES B & E)                  47,106        45,446
Advances and deposits (NOTE B)                             65,000       110,000
Other investments (NOTE F)                                     --        24,000
                                                       ----------     ---------

      TOTAL ASSETS                                     $4,635,021     2,665,078
                                                       ==========     =========

LIABILITIES AND CAPITAL

CURRENT LIABILITIES
  Accounts payable and accrued liabilities             $  321,944       215,330
  Advanced show sales (NOTE B)                          3,612,204     1,850,929
                                                       ----------     ---------

      TOTAL CURRENT LIABILITIES                         3,934,148     2,066,259

STOCKHOLDERS' EQUITY
  Common stock, $.50 par vale, 50,000 shares
    authorized; 11,111 shares issued and outstanding        5,556         5,556
  Additional paid-in capital                               15,444        15,444
  Retained earnings                                       679,873       577,819
                                                       ----------     ---------

      TOTAL STOCKHOLDERS' EQUITY                          700,873       598,819
                                                       ----------     ---------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $4,635,021     2,665,078
                                                       ==========     =========

See accompanying notes.

THE SPACE AGENCY, INC.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                 1995       1994       1993
                                             -----------  ---------  ---------
REVENUES
  Promotion                                  $10,737,410  7,015,339  9,060,220
  Other                                          238,470     97,780     27,312
                                             -----------  ---------  ---------

                         TOTAL REVENUES       10,975,880  7,113,119  9,087,532

OPERATING EXPENSES
  Talent and other show expenses               9,811,463  6,243,549  8,388,561
  Salaries, wages and benefits                   593,331    406,674    358,860
  General and administrative                     256,293    110,655    111,479
                                             -----------  ---------  ---------

               TOTAL OPERATING EXPENSES       10,661,087  6,760,878  8,858,900
                                             -----------  ---------  ---------

     Income from operations                      314,793    352,241    228,632

OTHER INCOME (EXPENSE)
  Interest income                                201,608     49,980     28,587
  Interest expense (NOTE B)                      (39,347)        --        (81)
  Loss on sale of investment (NOTE F)            (20,000)        --         --
  Loss on sale of asset                               --     (1,408)        --
                                             -----------  ---------  ---------
     Net other income                            142,261     48,572     28,506
                                             -----------  ---------  ---------

                             NET INCOME          457,054    400,813    257,138

PROFORMA ADJUSTMENT FOR
 INCOME TAXES (NOTE B)                          (179,000)  (156,800)   (96,000)
                                             -----------  ---------  ---------

PRO FORMA NET INCOME                         $   278,054    244,013    161,138
                                             ===========  =========  =========

See accompanying notes.

THE SPACE AGENCY, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                          ADDITIONAL
                                COMMON     PAID-IN      RETAINED
                                 STOCK     CAPITAL      EARNINGS     TOTAL
                               --------   ----------    --------    --------

BALANCES, DECEMBER 31, 1992    $  5,000         --       184,868     189,868

  Issuance of common stock          556     15,444            --      16,000
  Distributions                      --         --      (210,000)   (210,000)
  Net income                         --         --       257,138     257,138
                               --------     ------      --------    --------

BALANCES, DECEMBER 31, 1993       5,556     15,444       232,006     253,006

  Distributions                      --         --       (55,000)    (55,000)
  Net income                         --         --       400,813     400,813
                               --------     ------      --------    --------

BALANCES, DECEMBER 31, 1994       5,556     15,444       577,819     598,819

  Distributions                      --         --      (355,000)   (355,000)
  Net income                         --         --       457,054     457,054
                               --------     ------      --------    --------

BALANCES, DECEMBER 31, 1995    $  5,556     15,444       679,873     700,873
                               ========     ======      ========    ========


See accompanying notes.

THE SPACE AGENCY, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                     1995                 1994                 1993
                                                                              -----------          -----------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                                   $   457,054              400,813              257,138
  Adjustments to reconcile net income to net
  cash provided by operating activities:
   Depreciation                                                                    14,184               10,053               10,341
   Loss on sale of asset                                                             --                  1,408                 --
   Loss on sale of investment                                                      20,000                 --                   --
   (Increase) or decrease in:
    Accounts receivables                                                            7,055              (40,194)               5,277
    Prepaid show expenses                                                        (214,160)             255,769             (144,658)
    Advances and deposits                                                          45,000             (110,000)              96,049
   Increase or (decrease) in:
    Accounts payable and accrued liabilities                                      106,613               25,188              100,290
    Advanced show sales                                                         1,761,275              946,985                3,845
                                                                              -----------          -----------          -----------
     Total adjustments                                                          1,739,967            1,089,209               71,144
                                                                              -----------          -----------          -----------

                              NET CASH PROVIDED BY
                               OPERATING ACTIVITIES                             2,197,021            1,490,022              328,282

CASH FLOWS FROM INVESTING ACTIVITIES
 Purchase of marketable securities                                                (78,096)             (69,902)                --
 Purchase of other investments (NOTE F)                                              --                   --                (24,000)
 Proceeds from the sale of assets and investments                                   4,000                7,500                 --
 Purchase of property and equipment                                               (15,865)             (15,280)             (14,507)
                                                                              -----------          -----------          -----------

                                NET CASH USED BY
                              INVESTING ACTIVITIES                                (89,961)             (77,682)             (38,507)

CASH FLOWS FROM FINANCING ACTIVITIES
 Principal received on note receivable                                              1,290                 --                  1,202
 Dividends paid during the year                                                  (355,000)             (55,000)            (210,000)
                                                                              -----------          -----------          -----------

                                NET CASH USED BY
                              FINANCING ACTIVITIES                               (353,710)             (55,000)            (208,798)

                                                                              -----------          -----------          -----------

                              NET INCREASE IN CASH
                              AND CASH EQUIVALENTS                              1,753,350            1,357,340               80,977

CASH AND CASH EQUIVALENTS
 AT BEGINNING OF YEAR                                                           2,329,636              972,296              891,319
                                                                              -----------          -----------          -----------

END OF YEAR                                                                   $ 4,082,986            2,329,636              972,296
                                                                              ===========          ===========          ===========

See accompanying notes.


THE SPACE AGENCY, INC.
STATEMENTS OF CASH FLOWS (CONTINUED)
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                  1995      1994     1993
                                                 -------    ----     -------
SCHEDULE OF ADDITIONAL CASH FLOW INFORMATION

  Cash paid during the year for interest,
    net of amount capitalized                    $39,347      --         81
                                                 =======    ====     =======

SCHEDULE OF NONCASH INVESTING AND
FINANCING ACTIVITIES

  Issuance of common stock:
    Common stock                                 $    --      --         556
    Additional paid-in capital                        --      --      15,444
    Note receivable from officer                      --      --     (16,000)
                                                 -------    ----     -------
      Cash down payment                          $    --      --          --
                                                 =======    ====     =======

See accompanying notes.

THE SPACE AGENCY, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995 AND 1996

NOTE A - BUSINESS ACTIVITY

The Space Agency, Inc., was formed in 1979 in the state of Utah as an S-Corporation to promote live theatrical entertainment primarily in the Western United States and Canada. The Space Agency, Inc. is owned by Messrs. Ballard and Boulay (collectively, the Stockholders).

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of The Space Agency, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and investments in short-term highly liquid financial instruments, primarily time deposits and money market accounts, with original maturities of three months or less. Due to the short maturity period of the cash equivalents, the carrying amount of these instruments approximates their fair values.

PREPAID SHOW EXPENSES

Prepaid show expenses consist mainly of advertising, printing and rental deposits. The expenses are recognized at the time of the theatrical performance or entertainment event.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Property and equipment are depreciated using the straight-line method over the estimated useful lives of 5 to 31 years for leasehold improvements and 5 to 7 years for furniture and equipment.

Repairs of property and equipment and minor replacements and renewals are charged to maintenance expense, which is included in general and administrative expenses, as incurred.

REVENUES

Revenues are recognized when earned, which is generally at the time of the theatrical performance or entertainment event. Cash received for ticket sales in advance of a performance is reflected in current liabilities as advanced show sales in the accompanying balance sheets.

The Company's revenues are primarily derived from the promotion of live theater and entertainment events throughout the Western United States and Canada. Changes in the entertainment preferences of the general population could affect the Company's future revenues.

THE SPACE AGENCY, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
DECEMBER 31, 1995 AND 1996

INTEREST EXPENSE

Interest expense reflected in the accompanying financial statements is not the result of debt obligations owed to third parties, but is equal to the amount of interest income allocated and paid to third parties. Interest income was allocated to third parties based upon specific agreements. In specific situations, where there were significant advanced show sales, the interest earned on the short-term investments related to the advanced show sales was allocated between the Company and the same parties who would split show profits.

INCOME TAXES

The Company, with the consent of its shareholders, has elected under the Subchapter S of the Internal Revenue Code to be treated as an S-Corporation. As such, the stockholders include their proportionate share of the Company's income in their personal income tax returns.

The accompanying statements of income include pro forma adjustments for income taxes which would have been recorded had the Company been subject to federal and state corporation income taxes, based on the tax laws in effect during those periods and statutory rates applied to pre-tax accounting income.

USE OF ESTIMATES

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CONCENTRATIONS OF CREDIT RISK

The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and certificates of deposit. The Company places it cash and temporary cash investments with high credit quality institutions. Such investments generally exceed FDIC insurance limits.

                                ATTACHMENT 7 (B)

                      MAGICWORKS ENTERTAINMENT INCORPORATED
                  PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 1996

                                                MAGICWORKS
                                               ENTERTAINMENT                                            PROFORMA
                                               INCORPORATED          MAGICSPACE, INC.   TOTAL        ADJUSTMENTS  COMBINED
                                               ----------------------------------------------------------------------------
Assets
Current assets:
  Cash and cash equivalents                         $5,338,278          $2,813,855    $8,152,133                 $8,152,133


  Accounts receivable                                1,519,870              69,218     1,589,088                  1,589,088
  Preproduction costs, net                           1,105,974                   0     1,105,974                  1,105,974
  Inventories                                          234,505                   0       234,505                    234,505
  Notes receivable from affiliates                      11,214              12,192        23,406                     23,406
  Other current assets                                 332,888             108,940       441,828                    441,828
                                               ----------------------------------------------------------------------------
Total current assets                                 8,542,729           3,004,205    11,546,934           0     11,546,934

  Property and equipment, net                        1,533,187             102,163     1,635,350                  1,635,350
  Investments in partnerships                          622,202                   0       622,202                    622,202
  Advances and deposits                                821,063             145,634       966,697                    966,697
  Deferred costs, net                                1,154,645                   0     1,154,645                  1,154,645



  Management and booking agreements, net               369,177                   0       369,177                    369,177
                                               ----------------------------------------------------------------------------
                                                   $13,043,003          $3,252,002   $16,295,005          $0    $16,295,005
                                               ============================================================================
Liabilities and Equity
Current liabilities:
  Accounts payable and accrued liabilities          $1,442,068          $1,461,287    $2,903,355                 $2,903,355
  Current maturities of long-term debt                 212,288                   0       212,288                    212,288
  Short-term debt                                      225,000                   0       225,000                    225,000
  Deferred income taxes                                391,000                   0       391,000                    391,000
  Due to affiliates                                     38,150                   0        38,150                     38,150
                                               ----------------------------------------------------------------------------
Total current liabilities                            2,308,506           1,461,287     3,769,793           0  0   3,769,793
                                               ----------------------------------------------------------------------------
Long-term debt, less current maturities              5,699,248                   0     5,699,248                  5,699,248

Minority interests                                     722,245                   0       722,245                    722,245

Commitments and contingencies                                0                   0             0                          0

Capital:
  Common stock                                          23,074               5,556        28,630      (4,236)(A)     24,394



  Preferred stock                                            0                   0             0                          0
  Additional paid-in-capital                         4,151,759              15,444     4,167,203       4,236 (A)  4,171,439



  Partners' capital/retained earnings                  138,171           1,769,715     1,907,886                  1,907,886
                                               ----------------------------------------------------------------------------
                                                     4,313,004           1,790,715     6,103,719           0      6,103,719
                                               ----------------------------------------------------------------------------
                                                   $13,043,003          $3,252,002   $16,295,005          $0    $16,295,005
                                               ============================================================================
                                                             0                   0             0           0              0

  PRO FORMA ADJUSTMENTS

(A)  To record the merger of the Space Agency, Inc. ("Space") with Magicworks in which 5,556 shares of Space were converted into
     1,320,001 shares of Magicworks, Common Stock. The transaction was acccounted for as a pooling-of-interest.

                      MAGICWORKS ENTERTAINMENT INCORPORATED
              PRO FORMA COMBINED STATEMENTS OF INCOME (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                MAGICWORKS
                                               ENTERTAINMENT                                            PROFORMA
                                               INCORPORATED          MAGICSPACE, INC.   TOTAL        ADJUSTMENTS  COMBINED
                                               ----------------------------------------------------------------------------
Revenues:
  Production                                       $21,773,945                  $0   $21,773,945                $21,773,945
  Promotion                                          7,412,528          23,049,694    30,462,222                 30,462,222
  Merchandising                                      1,635,596                   0     1,635,596                  1,635,596
  Other                                              1,391,261             180,900     1,572,161                  1,572,161
                                               ----------------------------------------------------------------------------
                                                    32,213,330          23,230,594    55,443,924           0     55,443,924

Operating Expenses:
  Talent and other show                             24,897,793          21,371,814    46,269,607                 46,269,607
  Salaries, wages and benefits                       1,957,251             511,325     2,468,576                  2,468,576
  Cost of goods sold                                 1,149,876                   0     1,149,876                  1,149,876
  General and administrative                         1,931,268             225,708     2,156,976     123,808 (B)  2,280,784
                                               ----------------------------------------------------------------------------
                                                    29,936,188          22,108,847    52,045,035     123,808     52,168,843

Income from operations                               2,277,142           1,121,747     3,398,889    (123,808)     3,275,081

Other income(expense):
  Interest income                                       55,786             136,337       192,123                    192,123
  Interest expense                                    (334,024)            (18,242)     (352,266)   (388,931)(C)   (741,197)
  From investments in productions                       27,821                   0        27,821                     27,821
  Minority interests                                  (289,935)                  0      (289,935)                  (289,935)
                                               ----------------------------------------------------------------------------

Net income                                           1,736,790           1,239,842     2,976,632    (512,739)     2,463,893

Pro forma adjustment for income taxes               (1,069,520)           (496,000)   (1,565,520)    199,968 (D) (1,365,552)
                                               ----------------------------------------------------------------------------
Pro forma net income (loss)                           $667,270            $743,842    $1,411,112   ($312,771)    $1,098,341
                                               ============================================================================
Per share data:
  Primary earnings per share                                                                                          $0.05
  Weighted average common shares outstanding                                                                     23,251,654
  Fully dilutive earnings per share                                                                                   $0.07
  Weighted average common shares & common stock
    equivalents outstanding                                                                                      24,062,680

(B) To reflect amortization of deferred finance costs for the nine months ended September 30, 1996.

(C) To reflect interest expense on the debt portion of the securities issued in the private placement of units consummated by the Company on July 30, 1996 (the "Private Placement") for the nine month period ended September 30, 1996.
(D) Tax adjustment due to (B) and (C).

                      MAGICWORKS ENTERTAINMENT INCORPORATED
                    PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                MAGICWORKS        MOVIETIME
                                               ENTERTAINMENT     ENTERTAINMENT                                  PROFORMA
                                               INCORPORATED      INCORPORATED  MAGICSPACE, INC.   TOTAL      ADJUSTMENTS   COMBINED
                                               -------------------------------------------------------------------------------------
Revenues:
  Production                                       $31,638,078                        $0      $31,638,078               $31,638,078
  Promotion                                          6,668,674                10,737,410       17,406,082                17,406,082
  Merchandising                                      2,474,214                         0        2,474,214                 2,474,214
  Other                                              1,953,135                   238,470        2,191,605                 2,191,605
                                               ------------------------------------------------------------------------------------
                                                    42,734,099         0      10,975,880       53,709,979          0     53,709,979

Operating Expenses:
  Talent and other show                             32,945,744                 9,811,463       42,757,207                42,757,207
  Salaries, wages and benefits                       1,890,938   165,401         593,331        2,649,670                 2,649,670
  Cost of goods sold                                 1,462,364                         0        1,462,364                 1,462,364
  General and administrative                         1,743,081   232,732         276,293        2,252,106    165,077 (B)  2,417,183
                                               ------------------------------------------------------------------------------------
                                                    38,042,127   398,133      10,681,087       49,121,347    165,077     49,286,424

Income from operations                               4,691,972  (398,133)        294,793        4,588,632   (165,077)     4,423,555

Other income(expense):
  Interest income                                      109,060                   201,608          310,668                   310,668
  Interest expense                                     (88,015)   (4,830)        (39,347)        (132,192)  (518,575)(C)   (650,767)
  From investments in productions                      418,679                         0          418,679                   418,679
  Minority interests                                (1,446,888)                        0       (1,446,888)               (1,446,888)
                                               ------------------------------------------------------------------------------------

Net income                                           3,684,808  (402,963)        457,054        3,738,899   (683,652)     3,055,247

Pro forma adjustment for income taxes               (1,437,075)  157,156        (179,000)      (1,458,171)   266,624 (D) (1,191,546)
                                               ------------------------------------------------------------------------------------
Pro forma net income (loss)                         $2,247,733 ($245,807)       $278,054       $2,280,728  ($417,028)    $1,863,701
                                               ====================================================================================
Per share data:
  Primary earnings per share                                                                                                  $0.09
  Weighted average common shares outstanding                                                                             21,356,454
  Fully dilutive earnings per share                                                                                           $0.10
  Weighted average common shares & common stock
    equivalents outstanding                                                                                              21,356,454

(B) To reflect amortization of deferred finance costs for the twelve months ended December 31, 1995.
(C) To reflect interest expense on the debt portion of the securities issued in the Private Placement for the twelve month period ended December 31, 1995.
(D) Tax adjustment due to (B) and (C).

                      MAGICWORKS ENTERTAINMENT INCORPORATED
                    PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                MAGICWORKS
                                               ENTERTAINMENT                                            PROFORMA
                                               INCORPORATED          MAGICSPACE, INC.   TOTAL        ADJUSTMENTS  COMBINED
                                               ----------------------------------------------------------------------------
Revenues:
  Production                                       $23,346,244                  $0   $23,346,244                $23,346,244
  Promotion                                          6,268,273           7,015,339    13,283,612                 13,283,612
  Merchandising                                      2,338,619                   0     2,338,619                  2,338,619
  Other                                              1,463,057              97,780     1,560,837                  1,560,837
                                               ----------------------------------------------------------------------------
                                                    33,416,193           7,113,119    40,529,312           0     40,529,312

Operating Expenses:
  Talent and other show                             25,449,871           6,243,549    31,693,420                 31,693,420
  Salaries, wages and benefits                       1,529,300             406,674     1,935,974                  1,935,974
  Cost of goods sold                                 1,824,102                   0     1,824,102                  1,824,102
  General and administrative                         1,436,139             112,063     1,548,202           0      1,548,202
                                               ----------------------------------------------------------------------------
                                                    30,239,412           6,762,286    37,001,698           0     37,001,698

Income from operations                               3,176,781             350,833     3,527,614           0      3,527,614

Other income(expense):
  Interest income                                       14,801              49,980        64,781                     64,781
  Interest expense                                     (20,011)                  0       (20,011)          0        (20,011)
  From investments in productions                      417,071                   0       417,071                    417,071
  Minority interests                                (1,460,444)                  0    (1,460,444)                (1,460,444)
                                               ----------------------------------------------------------------------------

Net income                                           2,128,198             400,813     2,529,011           0      2,529,011

Pro forma adjustment for income taxes                 (829,997)           (156,800)     (986,314)          0       (986,314)
                                               ----------------------------------------------------------------------------
Pro forma net income (loss)                         $1,298,201            $244,013    $1,542,697          $0     $1,542,697
                                               ============================================================================
Per share data:
  Primary earnings per share                                                                                          $0.07
  Weighted average common shares outstanding                                                                     20,631,180
  Fully dilutive earnings per share                                                                                   $0.07

  Weighted average common shares & common stock
    equivalents outstanding                                                                                      20,631,180

                      MAGICWORKS ENTERTAINMENT INCORPORATED
                    PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993

                                                MAGICWORKS
                                               ENTERTAINMENT                                            PROFORMA
                                               INCORPORATED          MAGICSPACE, INC.   TOTAL        ADJUSTMENTS  COMBINED
                                               ----------------------------------------------------------------------------
Revenues:
  Production                                       $18,250,149                  $0   $18,250,149                $18,250,149
  Promotion                                         10,009,734           9,060,220    19,069,954                 19,069,954
  Merchandising                                      2,461,577                   0     2,461,577                  2,461,577
  Other                                              1,445,791              27,312     1,473,103                  1,473,103
                                               ----------------------------------------------------------------------------
                                                    32,167,251           9,087,532    41,254,783           0     41,254,783

Operating Expenses:
  Talent and other show                             23,254,751           8,388,561    31,643,312                 31,643,312
  Salaries, wages and benefits                       1,333,330             358,860     1,692,190                  1,692,190
  Cost of goods sold                                 1,860,777                   0     1,860,777                  1,860,777
  General and administrative                         1,161,347             111,479     1,272,826           0      1,272,826
                                               ----------------------------------------------------------------------------
                                                    27,610,205           8,858,900    36,469,105           0     36,469,105

Income from operations                               4,557,046             228,632     4,785,678           0      4,785,678

Other income(expense):
  Interest income                                        6,579              28,587        35,166                     35,166
  Interest expense                                     (79,686)                (81)      (79,767)          0        (79,767)
  From investments in productions                      364,976                   0       364,976                    364,976
  Minority interests                                (1,828,358)                  0    (1,828,358)                (1,828,358)
                                               ----------------------------------------------------------------------------

Net income                                           3,020,557             257,138     3,277,695           0      3,277,695

Pro forma adjustment for income taxes               (1,178,017)            (96,000)   (1,278,301)          0     (1,278,301)
                                               ----------------------------------------------------------------------------
Pro forma net income (loss)                         $1,842,540            $161,138    $1,999,394          $0     $1,999,394
                                               ============================================================================
Per share data:
  Primary earnings per share                                                                                          $0.10
  Weighted average common shares outstanding                                                                     20,631,180
  Fully dilutive earnings per share                                                                                   $0.10
  Weighted average common shares & common stock
    equivalents outstanding                                                                                      20,631,180